AVANTAX, INC. 8-K

Exhibit 99.1

Avantax Enters into Definitive Agreement to be Acquired by Cetera Holdings

Avantax Stockholders to Receive $26.00 Per Share in Cash

Avantax Financial Professionals and Accounting Firms to Expand and Enhance Cetera’s Wealth Management Group Ecosystem

Avantax To Operate as a Standalone Entity Within Cetera Holdings, Further Expanding Cetera’s Tax and Wealth Management Offerings

DALLAS and LOS ANGELES, September 11, 2023 -- Avantax, Inc. (NASDAQ: AVTA) (the “Company”), a leader in tax-focused financial planning and wealth management, and Cetera Financial Group (“Cetera”), the premier financial advisor Wealth Hub, announced today that Avantax and Aretec Group, Inc. d/b/a Cetera Holdings, the holding company of Cetera, have entered into a definitive agreement whereby Cetera Holdings will acquire all of the issued and outstanding equity of Avantax in an all-cash transaction valuing Avantax at approximately $1.2 billion, inclusive of Avantax’s net debt.

Following the closing, Avantax will become a standalone business unit within the Cetera family with 3,078 Avantax financial professionals, representing $83.8 billion in assets under administration and $42.6 billion in assets under management, as of June 30, 2023. Through the transaction, Cetera will retain Avantax’s legal entities, core technology, product offerings and existing clearing and custody relationships.

Holders of shares of Avantax common stock will receive $26.00 in cash per share, without interest and subject to required withholding taxes. The purchase price represents a premium of approximately 30% to the closing price of shares of Avantax common stock on September 8, 2023, the last full trading day prior to announcement of the transaction.

“This transaction, upon closing, will deliver immediate cash value to Avantax stockholders. It is a result of Avantax’s strategic transformation and value creation efforts, which, when combined with the sale of TaxAct in December 2022, has unlocked significant value for our stockholders,” said Chris Walters, Chief Executive Officer of Avantax. “I am extremely grateful to our extraordinary community of financial professionals as well as the entire Avantax team for their unwavering focus and steadfast professionalism throughout our transformation. I am confident that this combination with Cetera is beneficial for Avantax, our financial professionals, employees and stockholders.”

“Over the past several years, Avantax’s Board and senior management team have positioned the Company for long-term, sustainable growth through a simplified strategy, strengthened balance sheet and improved operational performance while exploring strategic opportunities for the future success of the business,” said Georganne Proctor, Avantax’s Chair of the Board. “These efforts and the strength of our platform, people and financial professional community have not gone unnoticed. After carefully evaluating how best to maximize value for our stockholders, the Board unanimously determined that this transaction is in the best interests of Avantax and its stockholders. We also believe that this will position the business, our people, our financial professionals and our affiliates for the future.”

“As we explored expanding Cetera’s capabilities into wealth management and tax expertise as a core component of our growth strategy, it quickly became clear that Avantax was an ideal target and a powerful fit for our business,” said Mike Durbin, CEO of Cetera Holdings. “As we enter Cetera’s next phase of evolution, our five-year growth strategy is off to a terrific start. Avantax will significantly build out Cetera’s capabilities in tax and wealth management. As we have said in the past, disrupting the market with expanding capabilities means more flexibility for advisors, and developing adjacent capabilities and channels expands our addressable market. This acquisition will activate this potential and represents an important milestone in Cetera’s growth trajectory.”

“The addition of Avantax Planning Partners, an award-winning employee-based RIA with over $7.6 billion in assets under management, will complement and strengthen Cetera’s recently launched, highly successful succession solution offering and will deliver a combined offering that is even more compelling and impactful across all of the advisor communities,” continued Mr. Durbin.

“This acquisition will establish a strategic relationship between Cetera and Fidelity, which will enable Cetera to expand further into a multi-custodial platform, enhancing Cetera’s capabilities to provide tools and functionalities for its affiliated advisors. We are executing against our multi-custodian aspirations, and capturing new markets and adjacencies,” said Adam Antoniades, CEO of Cetera Financial Group. “We will take a thoughtful, personalized, and proactive approach with Avantax to ensure Avantax’s valued financial professionals aren’t disrupted in any way. Our tax-centric Cetera Financial Specialist team has already created a formidable presence in our industry, and we are delighted that after the closing of this acquisition, we will be able to offer all of our advisors even greater opportunities to expand into tax and accounting.”

Transaction Details

Avantax’s Board of Directors unanimously approved the transaction, and the transaction is expected to close by the end of 2023, subject to stockholder approval, regulatory approvals, and other customary closing conditions. The transaction is not subject to any financing condition.

Upon completion of the transaction, Avantax will become a privately held company, and its common stock will no longer be traded on Nasdaq.

For further information regarding the terms and conditions contained in the definitive transaction agreement, please see Avantax’s current report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission in connection with the transaction.

Advisors

PJT Partners is acting as financial advisor to Avantax, and Sidley Austin LLP and Haynes and Boone, LLP are serving as legal counsel to Avantax. Morgan Stanley & Co. is serving as financial advisor to Cetera. UBS Investment Bank and BMO Capital Markets served as co-advisors to Cetera. Willkie Farr & Gallagher LLP is serving as legal counsel to Cetera.

About Avantax®

Avantax, Inc. (NASDAQ: AVTA) delivers tax-focused financial planning and wealth management solutions for financial professionals, tax professionals and CPA firms, supporting its goal of minimizing clients’ tax burdens through comprehensive tax-focused financial planning. Avantax has two distinct, but related, models within its business: the independent Financial Professional model and the employee-based model. Avantax refers to its independent Financial Professional model as Avantax Wealth Management®. Avantax Wealth Management offers services through its registered broker-dealer, registered investment advisor (RIA) and insurance agency subsidiaries and is a leading U.S. tax-focused independent broker-dealer that works with a nationwide network of financial professionals operating as independent contractors. Avantax refers to its employee-based model as Avantax Planning Partners℠. Avantax Planning Partners offers services through its RIA and insurance agency by partnering with CPA firms to provide their consumer and small-business clients with holistic financial planning and advisory services. Collectively, Avantax had $83.8 billion in total client assets as of June 30, 2023. For additional information, please visit www.avantax.com. You can also find Avantax on LinkedIn.

About Cetera Financial Group®

Cetera Financial Group (Cetera) is the premier Wealth Hub where financial advisors and institutions optimize their control and value creation. Breaking away from a commoditized and homogenous IBD model, Cetera offers financial professionals and institutions the latest solutions, support, and services to grow, scale, or transition with a merger, sale, investment, or succession plan. Cetera proudly serves independent financial advisors, tax professionals, licensed administrators, large enterprises, as well as institutions, such as banks and credit unions, providing an established and repeatable blueprint for scalable growth.

Home to more than 9,000 financial professionals and their teams, Cetera oversees approximately $341 billion in assets under administration and $121 billion in assets under management, as of June 30, 2023. In a recent advisor satisfaction survey of more than 21,000 reviews, Cetera’s Voice of Customer (VoC) program vigorously measures advisor experience and satisfaction 24/7. Currently, it’s ranked 4.8 out of 5 stars.

Visit www.cetera.com, and follow Cetera on LinkedIn, YouTube, Twitter and Facebook.

“Cetera Financial Group” refers to the network of independent retail firms encompassing, among others, Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Investment Services LLC (marketed as Cetera Financial Institutions or Cetera Investors), and Cetera Financial Specialists LLC. All firms are FINRA/SIPC members. Located at: 655 W. Broadway, 11th Floor, San Diego, CA 92101.

Securities offered through Cetera Advisor Networks, LLC (doing insurance business in CA as CFGAN Insurance Agency LLC), member FINRA/SIPC, a broker/dealer. Advisory services offered through Cetera Investment Advisers, LLC, a registered investment adviser. Cetera is under separate ownership from any other named entity.

Individuals affiliated with Cetera firms are either Registered Representatives who offer only brokerage services and receive transaction-based compensation (commissions), Investment Adviser Representatives who offer only investment advisory services and receive fees based on assets, or both Registered Representatives and Investment Adviser Representatives, who can offer both types of services.

*Value approximated based on asset holding details provided to Cetera.

Avantax Investor Contact:

Dee Littrell

(972) 870-6463

IR@Avantax.com

Media Contacts:

For Avantax:

Tony Katsulos

(972) 870-6654

tony.katsulos@avantax.com

Dan Gagnier

Gagnier Communications

(646) 569-5897

avantax@gagnierfc.com

For Cetera:

Jessica Caris

jessica.caris@cetera.com

Ryan Hoffman

ryan.hoffman@cetera.com

Cetera@wearecsg.com

CeteraPR@Cetera.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed merger transaction (the “proposed transaction”) involving Avantax, Inc. (the “Company”), Aretec Group, Inc. (“Parent”) and C2023 Sub Corp., whereby the Company would become a wholly-owned subsidiary of Parent, plans for the Company following the closing of the proposed transaction and the anticipated effects of the proposed transaction on the Company’s business and Cetera Financial Group. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, financial professionals and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”).  Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Additional Information Regarding the Merger and Where to Find It

This press release is being issued in connection with the proposed transaction. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the SEC, including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at https://investors.avantax.com or by mail to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Dee Littrell, Investor Relations.

Participants in the Solicitation

The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 3, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.